UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

GENERAL CANNABIS CORP

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1901 S. Navajo Street Denver, Colorado	80223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On June 8, 2022, the Company’s shareholders, upon recommendation of the Board, approved an amendment to the Company’s Amended and Restated Articles of Incorporation at the Company’s 2022 Annual Meeting of Stockholders.

The amendment to the Company’s Amended and Restated Articles of Incorporation was filed with the Secretary of State of the State of Colorado on June 8, 2022 and formally changed the name of the Company to “TREES CORPORATION”.

A copy of the Amendment to the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Company’s 2022 Annual Meeting of Stockholders held on June 8, 2022, the Company’s shareholders voted on five proposals and cast their votes as described below. The proposals are set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2022.

Proposal 1. The Company’s shareholders elected five (5) nominees to the board of directors, each to hold office for a one-year term and until the 2023 annual meeting or until his successor is duly elected and qualified, based on the following votes:

Name	For	Withheld	Broker Non-Votes
Carl J Williams	54,208,680	399,240	16,001,114
Adam Hershey	54,183,996	423,924	16,001,114
Richard Travia	54,208,604	399,316	16,001,114
J. Barker Dalton	54,184,197	423,723	16,001,114
Timothy Brown	54,209,642	398,278	16,001,114

Proposal 2. The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, based on the following votes:

For	Withheld	Abstain	Broker Non-Votes
53,600,960	861,587	145,373	16,001,114

Proposal 3. The Company’s shareholders approved, on a non-binding advisory basis, the frequency upon which the compensation of the Company’s named executive officers will be submitted for a non-binding advisory shareholder vote at every three (3) years, based on the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
990,684	291,691	53,155,945	165,600	16,001,114

Proposal 4. The Company’s shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to change the name of the Company to "TREES CORPORATION”, based on the following votes:

For	Withheld	Abstain	Broker Non-Votes
68,219,532	2,015,007	374,495	--

Proposal 5. The Company’s shareholders ratified the appointment of Haynie & Company as the independent registered public accounting firm of the Company for the year ending December 31, 2022, based on the following votes:

For	Withheld	Abstain	Broker Non-Votes
69,860,201	578,427	166,406	--

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Articles of Incorporation effective June 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2022

GENERAL CANNABIS CORP

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer